UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under § 240.14a-12

Southport Acquisition Corporation

(Name of Registrant as Specified in Its Charter)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
SOUTHPORT ACQUISITION CORPORATION
8 Bolling Place
Greenwich, CT 06830
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2024
TO THE STOCKHOLDERS OF SOUTHPORT ACQUISITION CORPORATION:
You are cordially invited to attend a special meeting (the “Special Meeting”) of stockholders of Southport Acquisition Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at [•] [a.m./p.m.] Eastern time, on [•], 2024. The Special Meeting will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/southportacquisition/2024.
At the Special Meeting, the stockholders will consider and vote upon the following proposals:
1.
a proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (as amended from time to time, our “Charter”) to extend the date by which the Company must consummate an initial business combination (the “Extension”) from December 14, 2024 to September 30, 2025 (the “Extended Date” and such proposal, the “Extension Amendment Proposal”); and

2.
a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal is more fully described in the accompanying proxy statement. No other business shall be transacted at the Special Meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide the Company with additional time to complete an initial business combination.
On June 9, 2023, we held a special meeting of stockholders (the “First Extension Special Meeting”) and obtained stockholder approval to extend the period of time to consummate an initial business combination from June 14, 2023 to September 14, 2023 and to allow our Board, without another stockholder vote, to elect to further extend the date to consummate an initial business combination after September 14, 2023 up to six times, by an additional month each time, up to March 14, 2024. As previously disclosed, the Board elected to exercise all six one-month extensions, extending the date by which the Company must consummate an initial business combination to March 14, 2024.
In connection with the First Extension Special Meeting, on May 25, 2023, the Company entered into non-redemption agreements with unaffiliated third parties in exchange for each such party agreeing not to redeem Public Shares (as defined below) in connection with the First Extension Special Meeting. In exchange for the foregoing commitments not to redeem Public Shares, the Company agreed to transfer to such third parties an aggregate of up to 1,499,996 Founder Shares (as defined below) held by Southport Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”).

In connection with the First Extension Special Meeting and the entry into the non-redemption agreements, on May 25, 2023, pursuant to the terms of our Charter, the Sponsor converted 4,200,000 Founder Shares held by it on a one-for-one basis into Public Shares (the “Conversion”).
On March 14, 2024, we held a special meeting of stockholders (the “Second Extension Special Meeting”) and obtained stockholder approval to extend the period of time to consummate an initial business combination from March 14, 2024 to December 14, 2024.
On September 11, 2024, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Angel Studios, Inc., a Delaware corporation (“Angel Studios”) and Sigma Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Angel Studios (the “Merger”), with Angel Studios surviving the Merger as a wholly owned subsidiary of the Company, in accordance with the terms and subject to the conditions of the Merger Agreement. At the Closing, the Company will be renamed “Angel Studios, Inc.” For additional information about the Merger Agreement and the related transactions, please see the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on September 11, 2024.
Our Charter currently provides that the Company must complete its initial business combination by December 14, 2024. Our Board currently believes that there will not be sufficient time before December 14, 2024 to complete an initial business combination (the “Combination Period”). Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.
The affirmative vote of at least 65% of the Company’s outstanding Class A Common Stock, par value $0.0001 per share (“Class A Common Stock” or the “Public Shares”), and Class B Common Stock, par value $0.0001 per share (“Class B Common Stock” or the “Founder Shares” and, together with the Public Shares, the “Common Stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.
Our Board has fixed the close of business on October 2, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
In connection with the Extension Amendment Proposal, holders of Public Shares (the “Public Stockholders”) may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account established by the Company in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares (the “Election”), regardless of whether such Public Stockholders vote on the Extension Amendment Proposal. However, the Company may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, holders of Public Shares that do not make the Election will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended by the Extension

Amendment. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination by the Extended Date.
Holders of the Founder Shares (and any Public Shares issued upon conversion of Founder Shares) have agreed to waive their redemption rights with respect to such shares in connection with a stockholder vote to approve an amendment to the Charter.
To exercise your redemption rights, you must demand that the Company redeem your shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [•], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
Based upon the amount in the Trust Account as of October 2, 2024, the record date for the Special Meeting, the Company estimates that the per-share price at which the Public Shares may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on the record date was $[•]. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[•] [more][less] per share than if such stockholder sold the Public Shares in the open market. The Company cannot assure Public Stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by the prospectus from our IPO and in accordance with our Charter, or if the Extension Amendment Proposal is approved but the Company does not consummate an initial business combination by the Extended Date in accordance with our Charter as amended by the Extension Amendment, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO, which will expire worthless in the event the Company winds up. Additionally, holders of the Founder Shares (and any Public Shares issued upon conversion of Founder Shares) have waived their rights to participate in any liquidation distribution with respect to such shares.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the Public Stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem the Public Shares then held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.
[•], 2024	By Order of the Board of Directors, Jared Stone Chairman
Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal, and an abstention or broker non-vote will have the same effect as voting against the Extension Amendment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•], 2024: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/southportacquisition/2024.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
SOUTHPORT ACQUISITION CORPORATION
8 Bolling Place
Greenwich, CT 06830
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2024
PROXY STATEMENT
A special meeting of stockholders (the “Special Meeting”) of Southport Acquisition Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), will be held at [•] [a.m./p.m.] Eastern time, on [•], 2024. The Special Meeting will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/southportacquisition/2024.
At the Special Meeting, the stockholders will consider and vote upon the following proposals:
1.
a proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (as amended from time to time, our “Charter”) to extend the date by which the Company must consummate an initial business combination (the “Extension”) from December 14, 2024 to September 30, 2025 (the “Extended Date” and such proposal, the “Extension Amendment Proposal”); and

2.
a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and, if necessary the Adjournment Proposal, is more fully described herein. No other business shall be transacted at the Special Meeting.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide the Company with additional time to complete an initial business combination.
On June 9, 2023, we held a special meeting of stockholders (the “First Extension Special Meeting”) and obtained stockholder approval to extend the period of time to consummate an initial business combination from June 14, 2023 to September 14, 2023 and to allow our Board, without another stockholder vote, to elect to further extend the date to consummate an initial business combination after September 14, 2023 up to six times, by an additional month each time, up to March 14, 2024. As previously disclosed, the Board elected to exercise all six one-month extensions, extending the date by which the Company must consummate an initial business combination to March 14, 2024.
In connection with the First Extension Special Meeting, on May 25, 2023, the Company entered into non-redemption agreements with unaffiliated third parties in exchange for each such party agreeing not to redeem Public Shares (as defined below) in connection with the First Extension Special Meeting. In exchange for the foregoing commitments not to redeem Public Shares, the Company agreed to transfer to such third parties an aggregate of up to 1,499,996 Founder Shares (as defined below) held by Southport Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”).
In connection with the First Extension Special Meeting and the entry into the non-redemption agreements, on May 25, 2023, pursuant to the terms of our Charter, the Sponsor converted 4,200,000 Founder Shares held by it on a one-for-one basis into Public Shares (the “Conversion”).

On March 14, 2024, we held a special meeting of stockholders (the “Second Extension Special Meeting”) and obtained stockholder approval to extend the period of time to consummate an initial business combination from March 14, 2024 to December 14, 2024.
On September 11, 2024, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Angel Studios, Inc., a Delaware corporation (“Angel Studios”) and Sigma Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Angel Studios (the “Merger”), in accordance with the terms and subject to the conditions of the Merger Agreement. At the Closing, the Company will be renamed “Angel Studios, Inc.” For additional information about the Merger Agreement and the related transactions, please see the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on September 11, 2024.
Our Charter currently provides that the Company must complete its initial business combination by December 14, 2024. The Company’s board of directors (our “Board”) currently believes that there will not be sufficient time before December 14, 2024 to complete an initial business combination (the “Combination Period”). Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.
The affirmative vote of at least 65% of the Company’s outstanding Class A Common Stock (“Class A Common Stock” or the “Public Shares”) and Class B Common Stock (“Class B Common Stock” or the “Founder Shares” and, together with the Public Shares, the “Common Stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.
Our Board has fixed the close of business on October 2, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
In connection with the Extension Amendment Proposal, holders of Public Shares (“Public Stockholders”) may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account established by the Company in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares (the “Election”), regardless of whether such Public Stockholders vote on the Extension Amendment Proposal. However, the Company may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the holders of Public Shares that do not make the Election will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination by the Extended Date.
Holders of the Founder Shares (and any Public Shares issued upon conversion of Founder Shares) have agreed to waive their redemption rights with respect to such shares in connection with a stockholder vote to approve an amendment to the Charter.

To exercise your redemption rights, you must demand that the Company redeem your shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [•], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account after such withdrawal may be only a fraction of the $[•] that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
Based upon the amount in the Trust Account as of October 2, 2024, the record date for the Special Meeting, the Company estimates that the per-share price at which the Public Shares may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on the record date was $[•]. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[•] [more][less] per share than if such stockholder sold the Public Shares in the open market. The Company cannot assure Public Stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by the prospectus from our IPO and in accordance with our Charter, or if an Extension Amendment Proposal is approved but the Company does not consummate an initial business combination by the Extended Date in accordance with our Charter as amended by the Extension Amendment, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up. Additionally, holders of the Founder Shares (and any Public Shares issued upon conversion of Founder Shares) have waived their rights to participate in any liquidation distribution with respect to such shares.
If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent registered public accounting firm) for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in the value of the Trust Account assets, in each case net of the interest which may be withdrawn to pay taxes and up to $100,000 of interest to pay dissolution expenses, except as to any claims by a third party (including a prospective target business) who executed a waiver of any and all rights to seek access to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations, and we believe that the Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure that the Sponsor would be able to satisfy those obligations. Based upon the amount in the Trust Account as of the record date, we anticipate that the per- share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[•]. Nevertheless, we cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $[•], plus interest, due to unforeseen claims of creditors.
Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. Because the Company will not be complying with Section 280 of the DGCL as described in our IPO prospectus, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent 10 years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.
If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed at a per-share price equal to the aggregate amount on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.
Our Board has fixed the close of business on October 2, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting. Only record holders of the Company’s Common Stock at the close of business on the record date are entitled to vote or have their votes cast at the Special Meeting. On the record date, there were 5,363,113 outstanding shares of the Company’s Class A Common Stock and 1,550,000 outstanding shares of the Company’s Class B Common Stock, which vote together as a single class with respect to the Extension Amendment Proposal. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or, if presented, the Adjournment Proposal.
This proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and vote your shares.
This proxy statement is dated [•], 2024 and is first being mailed to stockholders on or about that date.

i

FORWARD-LOOKING STATEMENTS
This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements.
Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 1, 2024, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.
All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward- looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Q: Why am I receiving this proxy statement?
A: This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.
The Company is a blank check company formed on April 13, 2021 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On December 14, 2021, the Company consummated the IPO of 23,000,000 units (the “Units”). Each Unit consisted of one share of Class A Common Stock and one-half of one warrant of the Company, each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share (subject to adjustment) (the “Public Warrants”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000. Simultaneously with the closing of the IPO, the Company consummated a private placement with the Sponsor of an aggregate of 11,700,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $11,700,000.
Following the closing of the IPO on December 14, 2021, an amount of $234,600,000 from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants was placed in the Trust Account.
Like most blank check companies, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date. In our case, such certain date was initially set at June 14, 2023. On June 9, 2023, our stockholders approved an amendment to our Charter extending the deadline to September 14, 2023 and allowing our Board, without another stockholder vote, to elect to further extend the date to consummate an initial business combination after September 14, 2023 up to six times, by an additional month each time, up to March 14, 2024. On March 14, 2024, our stockholders approved a further amendment to our Charter extending the deadline from March 14, 2024 to December 14, 2024.
On September 11, 2024, we entered into the Merger Agreement with Angel Studios and Merger Sub. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Angel Studios, with Angel Studios surviving the Merger as a wholly owned subsidiary of the

Company, in accordance with the terms and subject to the conditions of the Merger Agreement. At the Closing, the Company will be renamed “Angel Studios, Inc.” For additional information about the Merger Agreement and the related transactions, please see the Current Report on Form 8-K filed by the Company with the SEC on September 11, 2024.
Our Board has determined that it is in the best interests of the Company to amend the Charter to further extend the date to consummate a business combination from December 14, 2024 to the Extended Date in order to allow the Company more time to complete a business combination. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

Q: What is being voted on?
A: You are being asked to vote on each of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:
1.
Extension Amendment Proposal: a proposal to amend our Charter to extend the date by which the Company must consummate a business combination from December 14, 2024 to September 30, 2025.

2.
Adjournment Proposal: a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Q: What is the purpose of the Extension Amendment Proposal?	A: The purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete an initial business combination. Our Charter currently provides that the Company must complete its initial business combination by December 14, 2024. On September 11, 2024, we entered into the Merger Agreement with Angel Studios and Merger Sub. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Angel Studios, with Angel Studios surviving the Merger as a wholly owned subsidiary of the Company, in accordance with the terms and subject to the conditions of the Merger Agreement. Our Board currently believes that there will not be sufficient time within the Combination Period to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the Extended Date.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election; provided that the Company may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a fraction of the $[•] that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, or if the Extension Amendment Proposal is approved but the Company has not consummated an initial business combination by the Extended Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up. Additionally, holders of the Founder Shares (and any Public Shares issued upon conversion of Founder Shares) have waived their rights to participate in any liquidation distribution with respect to such shares. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.
You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a business combination when one is submitted to the Public Stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem the Public Shares held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q: What is the purpose of the Adjournment Proposal?
A: The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.
The Adjournment Proposal will be presented at the Special Meeting only if there are not sufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Q: Why should I vote for the Extension Amendment Proposal?
A: Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination, which our Board believes in the best interests of the stockholders.
Our Charter provides that if our stockholders approve an amendment to our Charter that would modify the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete a business combination within the Combination Period, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the

Company to pay taxes, divided by the number of then-outstanding Public Shares. The Company believes that this Charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, circumstances warrant providing the Company with additional time to complete an initial business combination.
Our Board recommends that you vote in favor of the Extension Amendment Proposal but expresses no opinion as to whether you should redeem your Public Shares.

Q: Why should I vote for the Adjournment Proposal?
A: If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Our Board recommends that you vote in favor of the Adjournment Proposal.

Q: When would our Board abandon the Extension Amendment Proposal?	A: Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.
Q: How do the Company insiders intend to vote their shares?
A: Our Sponsor and all of our directors, officers and their respective affiliates are expected to vote any Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal and the Adjournment Proposal. Our Sponsor, directors and officers and their respective affiliates are not entitled to redeem the Founder Shares or any Public Shares held by them. As of the record date, our Sponsor, directors and executive officers beneficially owned, and were entitled to vote, 50,004 Founder Shares and 4,200,000 Public Shares, which represents 61.5% of the Company’s issued and outstanding Common Stock.
Our Sponsor, directors, officers and their respective affiliates may choose to buy Public Shares in the open market and/or through privately negotiated purchases. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders who would otherwise have voted against the Extension Amendment Proposal. Any Public Shares held by or subsequently purchased by our Sponsor, directors, officers and their respective affiliates will be voted in favor of the Extension Amendment Proposal and the Adjournment Proposal, if applicable.

Q: Does our Board recommend voting for the approval of the Extension Amendment Proposal and, if presented, the Adjournment Proposal?	A: Yes. After careful consideration of the terms and conditions of the proposals, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal, are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal and, if presented, the Adjournment Proposal.
Q: What vote is required to adopt the Extension Amendment Proposal?	A: Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s outstanding Class A Common Stock and Class B Common Stock, voting together as a single class, including those shares held as a constituent part of our Units, on the record date.
Q: What vote is required to adopt the Adjournment Proposal?	A: If presented, the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.
Q: What happens if I sell my Public Shares or Units before the Special Meeting?	A: The October 2, 2024 record date is earlier than the date of the Special Meeting. If you transfer your Public Shares, including those shares held as a constituent part of our Units, after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your Public Shares prior to the record date, you will have no right to vote those shares at the Special Meeting. If you acquired your Public Shares after the record date, you will still have an opportunity to redeem them if you so decide.
Q: What if I do not want to vote for the Extension Amendment Proposal?	A: If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you make an Election. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.
Q: What if I don’t want to vote for the Adjournment Proposal?	A: If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.
Q: Will you seek any further extensions to liquidate the Trust Account?	A: Other than the Extension until the Extended Date as described in this proxy statement, the Company has not determined whether it may seek any further extension to consummate its initial business combination, although it may determine to do so in the future.
Q: What happens if the Extension Amendment Proposal is not approved?	A: If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.
In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Public Shares owned as a result of the Conversion or Private Placement Units.
There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

Q: If the Extension Amendment Proposal is approved, what happens next?
A: If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.
If the Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its Units, Public Shares and Public Warrants will remain publicly traded.
If the Extension Proposal is approved, the Company will remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating an initial business combination on or before the Extended Date. However, the Company may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Common Stock held by the Sponsor and our directors and officers. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
Q: If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?	A: Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem the Public Shares then held by you upon consummation of a business combination, subject to any limitations set forth in the Charter, as amended by the Extension Amendment.
Q: When and where is the Special Meeting?	A: The Special Meeting will be held at [•] [a.m./p.m.] Eastern time, on [•], 2024, in virtual format. You may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting https://www.cstproxy.com/southportacquisition/ 2024 and entering the control number found on your proxy card, voting instruction form or notice included in your proxy materials. You may also attend the Special Meeting telephonically by dialing (800) 450-7155 (toll-free within the United States and Canada) or (857) 999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is [•], but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The Special Meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.
Q: How do I attend the Special Meeting, and will I be able to ask questions?
A: If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (the “Transfer Agent”). The form contains instructions on how to attend the Special Meeting, including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at the phone number or email address below. The Transfer Agent support contact information is as follows: (917) 262-2373, or email proxy@continentalstock.com.
You can pre-register to attend the Special Meeting starting [•], 2024 at [•] [a.m./p.m.] Eastern time. Enter the following URL address into your browser: https://www.cstproxy.com/ southportacquisition/2024, enter your control number, name and email address. Once you pre- register, you can vote or enter questions in the chat box. At the start of the Special Meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

Beneficial holders who own their investments through a bank or broker will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Special Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the Special Meeting for processing your control number.
If you do not have internet capabilities, you can listen only to the Special Meeting by dialing (800) 450-7155, within the U.S. and Canada, or (857) 999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number [•]. This is listen only; you will not be able to vote or enter questions during the Special Meeting.

Q: How do I vote?
A: If you are a holder of record of Common Stock, including those shares held as a constituent part of our Units, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.
If your shares of Common Stock, including those shares held as a constituent part of our Units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: How do I change my vote?	A: If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 8 Bolling Place, Greenwich, CT 06830, Attn: Chief Executive Officer.
Q: How are votes counted?	A: Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Because approval of the Extension Amendment Proposal requires the affirmative vote of the stockholders holding at least 65% of the shares of Class A Common Stock and Class B Common Stock outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented in person (including virtually) or by proxy. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Q: If my shares are held in “street name,” will my broker automatically vote them for me?
A: No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. It is expected that all proposals to be voted on at the Special Meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the Special Meeting.
Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your bank, broker or other nominee to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q: What is a quorum requirement?
A: A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock on the record date, including those shares held as a constituent part of our Units, are represented in person (including virtually) or by proxy at the Special Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Because all of the proposals to be voted on at the Special Meeting are expected to be treated as “non- routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Special Meeting. If there is no quorum, the presiding officer of the Special Meeting may adjourn the Special Meeting to another date.

Q: Who can vote at the Special Meeting?	A: Only holders of record of the Common Stock, including those shares held as a constituent part of our Units, at the close of business on October 2, 2024 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. As of the record date, 5,363,113 shares of Class A Common Stock and 1,550,000 shares of Class B Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.   If on the record date your shares or Units were registered directly in your name with the Transfer Agent, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares or Units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal?	A: The Company’s directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of Founder Shares (and Public Shares issued in connection with the Conversion), and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”
Q: What if I object to the Extension Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?	A: Stockholders do not have appraisal rights in connection with either the Extension Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.
Q: What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?	A: If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Public Shares owned as a result of the Conversion or the Private Placement Warrants.
Additionally, there will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event the Company winds up.
Q: What happens to the Company warrants if the Extension Amendment Proposal is approved?	A: If the Extension Amendment Proposal is approved, the Company will continue its efforts to consummate a business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.
Q: How do I redeem my Public Shares?
A: If the Extension is implemented, each Public Stockholder may seek to redeem all or a portion of its Public Shares at a per share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of two business days prior to the approval of the Extension, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares. However, the Company may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.
You will be entitled to receive cash for any Public Shares to be redeemed only if, prior to 5:00 p.m. Eastern time on [•], 2024 (two business days prior to the Special Meeting), you (i) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to the Transfer Agent at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, that the Company redeem your Public Shares for cash and (ii) deliver your Public Shares to the Transfer Agent, physically or electronically through The Depository Trust Company (“DTC”), based on the manner in which you hold your shares.
Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold Public Shares on the record date.
If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the Transfer Agent and delivering your shares to the Transfer Agent prior to 5:00 p.m. Eastern time on [•], 2024 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment Proposal and Election.
Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the Transfer Agent or its broker and requesting delivery of its shares through the DWAC system.
Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Transfer Agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the Special Meeting will not be redeemed for cash held in the Trust Account. In the event that a Public Stockholder tenders its shares and decides prior to the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our Transfer Agent and decide prior to the Special Meeting not to redeem your Public Shares, you may request that our Transfer Agent return the shares

(physically or electronically). You may make such request by contacting our Transfer Agent at the address listed above. In the event that a Public Stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The Transfer Agent will hold the certificates of Public Stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.
Q: If I am a Unit holder, can I exercise redemption rights with respect to my Units?
A: No. Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.
If you hold Units registered in your own name, you must deliver the certificate for such Units to the Transfer Agent with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. If you hold you Units in an account at a brokerage firm or bank, you must notify you broker or bank that you elect to separate the Units into the underlying Public Shares and Public Warrants.

Q: What should I do if I receive more than one set of voting materials?	A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of Common Stock.
Q: Who is paying for this proxy solicitation?	A: The Company will pay for the entire cost of soliciting proxies from its working capital. The Company has engaged Sodali & Co (“Sodali”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Sodali a fee of $10,000. The Company will also reimburse Sodali for reasonable and customary out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is implemented, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
Q: Where do I find the voting results of the Special Meeting?	A: We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.
Q: Who can help answer my questions?
A: If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Southport Acquisition Corporation
8 Bolling Place
Greenwich, Connecticut 06830
Attn: Chief Executive Officer
You may also contact the Company’s proxy solicitor at:
Sodali & Co
333 Ludlow Street
5th Floor, South Tower
Stamford, Connecticut 06902
Individuals (toll-free): (800) 662-5200
Banks and brokerage firms, please call collect: (203) 658-9400
Email: PORT.info@investor.sodali.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING
Date, Time, Place and Purpose of the Special Meeting
The Special Meeting will be held at [•] [a.m./p.m.] Eastern time, on [•], 2024. The Special Meeting will be held virtually, at https://www.cstproxy.com/southportacquisition/2024. At the Special Meeting, the stockholders will consider and vote upon the following proposals.
1.
Extension Amendment Proposal:   a proposal to amend our Charter to extend the date by which the Company must consummate a business combination from December 14, 2024 to September 30, 2025.

2.
Adjournment Proposal:   a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned our Common Stock, including as a constituent part of a Unit, at the close of business on October 2, 2024, the record date for the Special Meeting. You will have one vote per share for each share of Common Stock you owned at that time. Our warrants do not carry voting rights.
At the close of business on the record date, there were 5,363,113 shares of Class A Common Stock and 1,550,000 shares of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per share.
Votes Required
Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Class A Common Stock and Class B Common Stock, voting together as a single class, outstanding on the record date.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.
If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your Public Shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.
If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Voting
You can vote your shares at the Special Meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Special Meeting is called voting “by proxy.”
If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.
If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Jeb Spencer, our Chief Executive Officer, to act as your proxy at the Special Meeting. Mr. Spencer will then vote your shares at the Special Meeting in accordance with the instructions you have given him in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Special Meeting.
Alternatively, you can vote your shares in person by attending the Special Meeting virtually.
A special note for those who plan to attend the Special Meeting and vote virtually: if your shares or Units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.
Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal and, if presented, the Adjournment Proposal.
Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor at the following address:
Sodali & Co
333 Ludlow Street
5th Floor, South Tower
Stamford, Connecticut 06902
Individuals (toll-free): (800) 662-5200
Banks and brokerage firms, please call collect: (203) 658-9400
Email: PORT.info@investor.sodali.com
Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by filing with our Chief Executive Officer at Southport Acquisition Corporation, 8 Bolling Place, Greenwich, CT 06830, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Special Meeting and voting virtually.
Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Special Meeting
Only holders of Common Stock, their proxy holders and guests the Company may invite may attend the Special Meeting. If you wish to attend the Special Meeting virtually but you hold your shares or Units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the Special Meeting. The Company has agreed to pay Sodali a fee of $10,000. The Company will also reimburse Sodali for reasonable and customary out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is implemented, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
If you have questions about how to vote or direct a vote in respect of your shares, you may contact Sodali at:
Sodali & Co
333 Ludlow Street
5th Floor, South Tower
Stamford, Connecticut 06902
Individuals (toll-free): (800) 662-5200
Banks and brokerage firms, please call collect: (203) 658-9400
Email: PORT.info@investor.sodali.com
The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.
No Right of Appraisal
The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Special Meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.
Principal Executive Offices
Our principal executive offices are located at 8 Bolling Place, Greenwich, CT 06830. Our telephone number at such address is (917) 503-9722.

THE EXTENSION AMENDMENT PROPOSAL
Background
We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on April 13, 2021.
On December 14, 2021, we consummated our IPO of 23,000,000 Units, each Unit consisting of one share of Class A Common Stock and one-half of one warrant of the Company, each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share (subject to adjustment). The 23,000,000 Units sold in our IPO included 3,000,000 Units sold to BofA Securities, Inc., the underwriter for our IPO, pursuant to the underwriter’s full exercise of its option under the underwriting agreement for our IPO to purchase up to 3,000,000 additional Units solely to cover over-allotments. The Units were sold at a price of $10.00 per Unit, and our IPO generated gross proceeds of $230,000,000.
Simultaneously with the closing of our IPO, we consummated a private placement with the Sponsor of an aggregate of 11,700,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $11,700,000.
A total of $234,600,000 of the net proceeds from our IPO and the private placement with the Sponsor were deposited in a Trust Account established for the benefit of the Company’s Public Stockholders.
On June 9, 2023, we held the First Extension Special Meeting and obtained stockholder approval to extend the period of time to consummate an initial business combination from June 14, 2023 to September 14, 2023 and to allow our Board, without another stockholder vote, to elect to further extend the date to consummate an initial business combination after September 14, 2023 up to six times, by an additional month each time, up to March 14, 2024. In connection with such stockholder approval, Public Stockholders elected to redeem 18,849,935 shares of Class A Common Stock at a redemption price of approximately $10.49 per share of Class A Common Stock, for an aggregate redemption amount of approximately $197,694,657. Upon completion of the redemption, the balance of the Trust Account was approximately $43,525,120.
In connection with the First Extension Special Meeting, on May 25, 2023, the Company entered into non-redemption agreements with unaffiliated third parties in exchange for each such party agreeing not to redeem Public Shares in connection with the First Extension Special Meeting. In exchange for the foregoing commitments not to redeem Public Shares, the Company agreed to transfer to such third parties an aggregate of up to 1,499,996 Founder Shares held by the Sponsor.
In connection with the First Extension Special Meeting and the entry into the non-redemption agreements, on May 25, 2023, pursuant to the terms of our Charter, the Sponsor converted 4,200,000 Founder Shares held by it on a one-for-one basis into Public Shares.
On March 14, 2024, we held the Second Extension Special Meeting and obtained stockholder approval to extend the period of time to consummate an initial business combination from March 14, 2024 to December 14, 2024. In connection with the Second Extension Special Meeting, Public Stockholders elected to redeem 2,986,952 shares of Class A Common Stock at a redemption price of approximately $10.79 per share of Class A Common Stock, for an aggregate redemption amount of approximately $32,214,591. Upon the completion of the redemption, the balance of the Trust Account was approximately $12,729,617.
On September 11, 2024, we entered into the Merger Agreement with Angel Studios and Merger Sub. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Angel Studios, with Angel Studios surviving the Merger as a wholly owned subsidiary of the Company, in accordance with the terms and subject to the conditions of the Merger Agreement. At the Closing, the Company will be renamed “Angel Studios, Inc.” For additional information about the Merger Agreement and the related transactions, please see the Current Report on Form 8-K filed by the Company with the SEC on September 11, 2024.

The Extension Amendment
The Company is proposing to amend its Charter to extend the date by which the Company must consummate a business combination from December 14, 2024 to the Extended Date.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide the Company with additional time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.
If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event we wind up. Additionally, holders of the Founder Shares (and any Public Shares issued upon conversion of Founder Shares) have waived their rights to participate in any liquidation distributions with respect to such shares.
A copy of the proposed amendment to the Charter is attached to this proxy statement as Annex A.
Reasons for the Proposal
The Company’s Charter provides that the Company has until December 14, 2024 to complete a business combination. On June 9, 2023, we held a special meeting of stockholders and obtained stockholder approval to extend the period of time to consummate an initial business combination from June 14, 2023 to September 14, 2023 and to allow our Board, without another stockholder vote, to elect to further extend the date to consummate an initial business combination after September 14, 2023 up to six times, by an additional month each time, up to March 14, 2024. As previously disclosed, the Board elected to exercise all six one-month extensions, extending the date by which the Company must consummate an initial business combination to March 14, 2024. On March 14, 2024, we held a special meeting of stockholders and obtained stockholder approval to extend the period of time to consummate an initial business combination from March 14, 2024 to December 14, 2024.
On September 11, 2024, we entered into the Merger Agreement with Angel Studios and Merger Sub. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Angel Studios, with Angel Studios surviving the Merger as a wholly owned subsidiary of the Company, in accordance with the terms and subject to the conditions of the Merger Agreement. The purpose of the Extension Amendment is to provide the Company with additional time to complete an initial business combination, which our Board believes is in the best interest of our stockholders.
The Company’s IPO prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of the Common Stock is required to extend the Company’s corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, the Company’s IPO prospectus and Charter provide that if our stockholders approve an amendment to our Charter that would modify the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete a business combination within the Combination Period, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares.

The Company believes that the foregoing Charter provisions were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, circumstances warrant providing the Company with additional time to complete an initial business combination.
If the Extension Amendment Proposal Is Not Approved
Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by the IPO prospectus and in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.
Holders of the Founder Shares (and any Public Shares issued upon conversion of Founder Shares) have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.
If the Extension Amendment Proposal Is Approved
If the Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its Units, Common Stock and Public Warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the Public Stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem the Public Shares then held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. However, the Company may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a fraction of the $[•]

that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
Redemption Rights
If the Extension Amendment Proposal is approved, and the Extension is implemented, Public Stockholders may elect to redeem their shares for a per share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares. However, the Company may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, Public Stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO THE TRANSFER AGENT AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 2024 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND ELECTION.
Pursuant to our Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if, prior to 5:00 p.m. Eastern time on [•], 2024 (two business days prior to the Special Meeting), you (i) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to the Transfer Agent at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, that the Company redeem your Public Shares for cash and (ii) deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.
Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold Public Shares on the record date.
Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the Transfer Agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Transfer Agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our Transfer Agent and decide prior to the vote at the Special Meeting not to redeem your Public Shares, you may request that our Transfer Agent return the shares (physically or electronically). You may make such request by contacting our Transfer Agent at the address listed above. In the event that a Public Stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The Transfer Agent will hold the certificates of Public Stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each Public Share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares. Based on the amount in the Trust Account as of October 2, 2024, the record date, this would amount to approximately $[•] per share. The closing price of the Public Shares on the record date was $[•]. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[•] [more][less] per share than if such stockholder sold the Public Shares in the open market. The Company cannot assure Public Stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your shares of the Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Transfer Agent prior to 5:00 p.m. Eastern time on [•], 2024 (two business days before the scheduled vote at the Special Meeting). The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.
Interests of the Sponsor and the Company’s Directors and Executive Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s executive officers and directors and their respective affiliates have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our Charter, the 5,750,000 Founder Shares that we issued to the Sponsor (of which the Sponsor currently holds 50,004 Founder Shares, 4,200,000 of which were converted into Class A Common Stock in connection with the Conversion and 1,499,996 of which were transferred to certain third-party investors in connection with the First Extension Special Meeting) in exchange for an aggregate capital contribution of $25,000, or approximately $0.004 per share, and the 4,200,000 Public Shares owned by the Sponsor as a result of the Conversion, will be worthless (as our initial stockholders have waived liquidation rights with respect to such shares). The Founder Shares and the Public Shares issued upon the Conversion had an aggregate market value of approximately $[•] based on the last sale price for the Company’s Public Shares of $[•] on October 2, 2024 (the record date);

•
If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our Charter, the

11,700,000 Private Placement Warrants purchased by the Sponsor for an aggregate investment of $11,700,000, or $1.00 per warrant, will be worthless, as they will expire. The Private Placement Warrants had an aggregate market value (assuming they have the same value per warrant as the Public Warrants) of $[•] based on the last sale price for the Public Warrants of $[•] on October 2, 2024 (the record date);
•
Even if the trading price of the Class A Common Stock were as low as $2.76 per share, the aggregate market value of the Sponsor’s Founder Shares and Public Shares issued as a result of the Conversion alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A Common Stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before December 14, 2024, the initial stockholders will lose their entire investment in us;

•
The Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below: (i) $10.20 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the Trust Account assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•
All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•
Until completion of the Company’s initial business combination or liquidation, the Company is required to pay the Sponsor $15,000 per month for administrative support and services. The Company pays the Sponsor for rent and costs incurred under the administrative support and services agreement and waives the excess amounts under the agreement. Upon completion of the Company’s initial business combination or liquidation, we will cease paying these fees;

•
All of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to approve a business combination and some are expected to continue to serve following a business combination as discussed above and receive compensation thereafter; and

•
The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates are awaiting reimbursement.

Additionally, if the Extension Amendment Proposal is approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations
The following discussion is a summary of the material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of Public Shares (i) of the Extension Amendment Proposal and (ii) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect the tax consequences discussed below. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the Public Shares in connection therewith) with respect to any Public Shares held through the Units (including alternative characterizations of the Units).
This discussion is limited to holders that hold their Public Shares as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the impact of the alternative minimum tax or the Medicare contribution tax on net investment income, or any considerations in respect of any withholding required pursuant to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement). In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:
•
banks;

•
certain financial institutions;

•
regulated investment companies or real estate investment trusts;

•
insurance companies;

•
brokers, dealers or traders in securities;

•
traders in securities that elect mark to market;

•
tax-exempt organizations or governmental organizations;

•
U.S. expatriates or former citizens or long-term residents of the United States;

•
persons that hold their Public Shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•
persons that actually or constructively own 10% or more (by vote or value) of the Company’s shares (except as specifically provided below);

•
“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•
S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•
persons deemed to sell the Company’s Public Shares under the constructive sale provisions of the Code;

•
persons who acquired their Public Shares pursuant to the exercise of any employee stock option or otherwise as compensation;

•
tax-qualified retirement plans; and

•
“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Public Shares, the tax treatment of an owner of such an entity or arrangement will depend on the status of the owner, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes holding Public Shares and the owners in such entities or arrangements should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Extension Amendment Proposal and the exercise of their redemption rights with respect to their Public Shares in connection therewith.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.
Tax Treatment of Non-Redeeming Stockholders
A Public Stockholder who does not elect to redeem their Public Shares (including any Public Stockholder who votes in favor of the Extension Amendment) will continue to own its Public Shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.
Tax Treatment of Redeeming Stockholders
U.S. Holders
As used herein, a “U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity taxable as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate whose income is subject to U.S. federal income tax regardless of its source; or

•
a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally
The U.S. federal income tax consequences to a U.S. Holder of Public Shares that exercises its redemption rights with respect to its Public Shares to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”
Whether a redemption of Public Shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning Public Warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of Public Warrants.
In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of Public Shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other Public Shares (including any stock constructively owned by the U.S. Holder as a result of owning Public Warrants). The redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares of the Company’s stock constructively owned by it.
Taxation of Redemption Treated as a Distribution
If the redemption of a U.S. Holder’s Public Shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.
Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”
Any dividends received by corporate U.S. Holders will be taxable at regular corporate tax rates and will generally be eligible for the dividends received deduction if the requisite holding period is satisfied. With respect to non-corporate U.S. Holders and with certain exceptions, dividends may be “qualified dividend income,” which is taxed at the lower applicable long-term capital gain rate; provided that the U.S. Holder satisfies certain holding period requirements and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property. It is unclear whether the redemption rights with respect to the Company’s Public Shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then non-corporate U.S. Holders may be subject to tax on such dividends at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.
Taxation of Redemption Treated as a Sale of Public Shares
If the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Company’s Public Shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares or warrants would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
U.S. Holders who actually or constructively own at least 5% by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least 1% by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.
ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Information Reporting and Backup Withholding
Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
Non-U.S. Holders
As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:
•
a non-resident alien individual;

•
a foreign corporation; or

•
a foreign estate or trust.

Generally
The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of Public Shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of Public Shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”
Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s Public Shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.
Taxation of Redemption as a Distribution
In general, any distributions made to a Non-U.S. Holder of Public Shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided that such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30% of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided that the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their tax advisors regarding their entitlement to benefits under any applicable income tax treaty. In addition, if we determine that we are likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the Company will withhold 15% of any distribution that exceeds the Company’s current and accumulated earnings and profits, including a distribution in redemption of Public Shares.
If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.
Taxation of Redemption as a Sale of Public Shares
A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale as described above under “— Generally,” unless:
(i)
the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

(ii)
the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

(iii)
the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held Public Shares and, in the case where the Company’s Public Shares are treated as regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of the Company’s Public Shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the Public Shares. There can be no assurance that the Company’s Public Shares will be treated as regularly traded on an established securities market for this purpose.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates applicable to a U.S. Holder, unless an applicable tax treaty provides otherwise. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.
Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided that the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.
Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
Information Reporting and Backup Withholding
Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, Public Shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.
Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.
Inflation Reduction Act
Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by “covered corporations” occurring on or after January 1, 2023. Because we are a Delaware corporation and our securities are trading on the New York Stock Exchange, we are a “covered corporation” for this purpose. The excise tax is imposed on the covered corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the “fair market value” of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. The Treasury recently issued interim guidance that redemptions in connection with a SPAC liquidation would not be subject to the excise tax under certain circumstances. In addition, redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Any share redemption or other share repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise, may be subject to the excise tax. The investment management trust agreement that governs the Trust Account provides that we may use accrued interest earned on the funds held in the trust account for any tax obligations, which would include any excise tax.
In the event that the Extension Amendment Proposal is approved and implemented as described herein, our Public Stockholders will have the right to require us to redeem their public shares. Whether and to what extent the Company would be subject to the excise tax in connection with such redemption or any other repurchase of our public shares in connection with an initial business combination, liquidation or otherwise in the future will depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases during such taxable year, (ii) the nature and amount of any “PIPE” or other equity issuances during such taxable year (including in connection with a business combination), (iii) if we liquidate in such taxable year and whether the liquidation qualifies for exemption, (iv) the structuring of any business combination, and (v) the content of any proposed or final regulations and other guidance from the Treasury.
In the event that the Extension Amendment Proposal is approved and implemented as described herein, funds in the Trust Account, including any interest earned thereon, will not be used to pay for any excise tax liabilities with respect to any redemptions that occur prior to or in connection with a business combination or liquidation of the Company. If the Company completes a business combination, because the excise tax would be payable by the Company (following the business combination) and not by the redeeming holder or out of the Trust Account, the payment of the excise tax would reduce cash available to the Company for ongoing operations following the completion of the business combination (and if the Company does not complete a business combination, the Company would seek to obtain alternative funds if necessary to pay any excise tax incurred by the Company with respect to any redemptions).
THE DISCUSSION ABOVE IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES NOR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION. HOLDERS ARE

URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF THE REDEMPTION TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.
Required Vote
The affirmative vote by holders of at least 65% of the Company’s outstanding Class A Common Stock and Class B Common Stock, voting together as a single class, is required to approve the Extension Amendment. If the Extension Amendment Proposal is not approved and the Company does not complete an initial business combination within the Combination Period, the Extension Amendment will not be implemented and the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.
The Sponsor and our directors and officers are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote 50,004 Founder Shares and 4,200,000 Public Shares, representing 61.5% of the Company’s issued and outstanding Common Stock.
Our Sponsor, directors, officers and their respective affiliates may choose to buy Public Shares in the open market and/or through privately negotiated purchases. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders who would otherwise have voted against the Extension Amendment Proposal. Any Public Shares held by or subsequently purchased by our Sponsor, directors, officers and their respective affiliates will be voted in favor of the Extension Amendment Proposal and the Adjournment Proposal, if applicable.
Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Consequences if the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Required Vote
The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person (including virtually) at the Special Meeting or an abstention or broker non-vote will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for a further discussion.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our Common Stock as of October 2, 2024, the record date of the Special Meeting, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Public Warrants or Private Placement Warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.
The beneficial ownership of our Common Stock is based on 6,913,113 shares of Common Stock issued and outstanding as of the record date, consisting of 5,363,113 shares of Class A Common Stock and 1,550,000 Founder Shares.
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Common Stock
Southport Acquisition Sponsor LLC(2)	4,200,000	78.3%	50,004	3.2%	61.5%
RiverNorth Capital Management, LLC and affiliated entities and persons(3)	700,000	13.1%	262,496	16.9%	13.9%
Sandia Investment Management L.P. and affiliated entities and persons(4)	450,000	8.4%	262,502	16.9%	10.3%
Radcliffe SPAC Master Fund, L.P.(5)	—	—	187,498	12.1%	2.7%
Kepos Special Opportunities Master Fund L.P.(6)	—	—	262,496	16.9%	3.8%
Polar Multi-Strategy Master Fund, L.P.(7)	—	—	262,502	16.9%	3.8%
Castle Creek Strategies, LLC and affiliated entities and persons(8)	—	—	262,502	16.9%	3.8%
Jeb Spencer(9)	4,200,000	78.3%	50,004	3.2%	61.5%
Jared Stone(9)	4,200,000	78.3%	50,004	3.2%	61.5%
Sigmund Anderman*	—	—	—	—	—
Matthew Hansen*	—	—	—	—	—
Jennifer Nuckles*	—	—	—	—	—
Cathleen Schreiner Gates*	—	—	—	—	—
David Winfield*	—	—	—	—	—
All officers and directors as a group (seven individuals)	4,200,000	78.3%	50,004	3.2%	61.5%

*
Less than one percent. This individual does not beneficially own any shares of Common Stock or Private Placement Warrants. However, this individual has a pecuniary interest in shares of Class B Common Stock and Private Placement Warrants through his or her ownership of membership interests of our Sponsor.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Southport Acquisition Corporation, 8 Bolling Place, Greenwich, CT 06830.

(2)
Shares of Class B Common Stock will automatically convert into shares of Class A Common Stock at the time of our initial business combination, or earlier at the option of the holders thereof, on a one-for-one basis, subject to adjustment. Southport Acquisition Sponsor LLC, a Delaware limited liability company, is our Sponsor and is controlled by Jeb Spencer, our Chief Executive Officer, and Jared Stone, the Chairman of our Board.

(3)
Based on information contained in a Schedule 13G filed on February 14, 2024, RiverNorth Capital Management, LLC had shared voting and dispositive power over 700,000 shares of Class A Common Stock. In addition, based on Company records as of [•], 2024, RiverNorth SPAC Arbitrage Fund, LP owned 262,496 shares of Class B Common Stock received in connection with the First Extension Special Meeting. Shares of Class B Common Stock will automatically convert into shares of Class A Common Stock at the time of our initial business combination, or earlier at the option of the holders thereof, on a one-for-one basis, subject to adjustment. The business address of each of RiverNorth Capital Management, LLC and RiverNorth SPAC Arbitrage Fund, LP is 360 S. Rosemary Avenue, Ste. 1420, West Palm Beach, Florida 33401.

(4)
Based on information contained in a Schedule 13G filed on February 14, 2024, each of Sandia Investment Management L.P. and Timothy J. Sichler had shared voting and dispositive power over 450,000 shares of Class A Common Stock. In addition, based on Company records as of [•], 2024, Sandia Crest LP owned 37,502 shares of Class B Common Stock, Walleye Investments Fund LLC owned 18,748 shares of Class B Common Stock, Walleye Opportunities Master Fund Ltd owned 37,502 shares of Class B Common Stock, WWJr. Enterprises Inc. owned 112,500 shares of Class B Common Stock, Crestline Summit Master, SPC — Peak SP owned 34,857 shares of Class B Common Stock and Crestline Summit Master, SPAC — Crestline Summit Apex SP owned 21,393 shares of Class B Common Stock, in each case, which shares were received in connection with the First Extension Special Meeting. Shares of Class B Common Stock will automatically convert into shares of Class A Common Stock at the time of our initial business combination, or earlier at the option of the holders thereof, on a one-for-one basis, subject to adjustment. The business address of each of Sandia Investment Management L.P., Sandia Crest LP and Timothy J. Sichler is 201 Washington Street, Boston, MA 02108. The business address of each of Walleye Opportunities Master Fund Ltd and Walleye Investments Fund LLC is 2800 Niagara Lane, Plymouth, MN 55447. The business address of WWJr. Enterprises Inc. is 101 N. Clematis, West Palm Beach, FL 33401. The business address of each of Crestline Summit Master, SPC — Peak SP and Crestline Summit Master, SPAC — Crestline Summit Apex SP is 201 Main Street, Fort Worth, TX 76102.

(5)
Based on Company records as of [•], 2024, Radcliffe SPAC Master Fund, L.P. owned 187,498 shares of Class B Common Stock received in connection with the First Extension Special Meeting. Shares of Class B Common Stock will automatically convert into shares of Class A Common Stock at the time of our initial business combination, or earlier at the option of the holders thereof, on a one-for-one basis, subject to adjustment. The business address of Radcliffe SPAC Master Fund, L.P. is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(6)
Based on Company records as of [•], 2024, Kepos Special Opportunities Master Fund L.P. owned 262,496 shares of Class B Common Stock received in connection with the First Extension Special Meeting. Shares of Class B Common Stock will automatically convert into shares of Class A Common Stock at the time of our initial business combination, or earlier at the option of the holders thereof, on a one-for-one basis, subject to adjustment. The business address of Kepos Special Opportunities Master Fund L.P. is c/o Kepos Capital LP, 11 Times Square, 35th Floor, New York, NY 10036.

(7)
Based on Company records as of [•], 2024, Polar Multi-Strategy Master Fund owned 262,502 shares of Class B Common Stock received in connection with the First Extension Special Meeting. Shares of Class B Common Stock will automatically convert into shares of Class A Common Stock at the time of our initial business combination, or earlier at the option of the holders thereof, on a one-for-one basis, subject to adjustment. The business address of Polar Multi-Strategy Master Fund is c/o Polar Asset Management Partners Inc., 16 York Street, Suite 2900, Toronto, Ontario M5J 0E6, Canada.

(8)
Based on Company records as of [•], 2024, CC Arb Liquidating, LLC owned 37,405 shares of Class B Common Stock and CC ARB West, LLC owned 225,097 shares of Class B Common Stock, in each case, received in connection with the First Extension Special Meeting. Shares of Class B Common Stock will automatically convert into shares of Class A Common Stock at the time of our initial business combination, or earlier at the option of the holders thereof, on a one-for-one basis, subject to adjustment. The business address of each of CC Arb Liquidating, LLC and CC ARB West, LLC is 376 Devon Road, Valparaiso, IN 46385.
(9)
These shares consist solely of shares of Class A Common Stock and Class B Common Stock held in the name of our Sponsor. Our Sponsor is controlled by Jeb Spencer, our Chief Executive Officer, and Jared Stone, the Chairman of our Board, who serve as the only members of our Sponsor’s board of managers.

STOCKHOLDER PROPOSALS
If the Extension Amendment Proposal is approved and the Extension is implemented, the Company intends to hold a Special Meeting of stockholders for the purpose of approving a proposed business combination and related matters. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of an initial business combination. You should direct any proposals to the Company at the Company’s principal executive offices.
If the Extension Amendment Proposal is not approved and the Company liquidates, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by writing the Company at the Company’s principal executive offices at 8 Bolling Place, Greenwich, CT 06830, Attn: Chief Executive Officer.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.
You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal or the Adjournment Proposal by contacting us at the following address:
Southport Acquisition Corporation
8 Bolling Place
Greenwich, Connecticut 06830
Attn: Chief Executive Officer
You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Sodali & Co
333 Ludlow Street
5th Floor, South Tower
Stamford, Connecticut 06902
Individuals (toll-free): (800) 662-5200
Banks and brokerage firms, please call collect: (203) 658-9400
Email: PORT.info@investor.sodali.com
In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than [•], 2024 (one week prior to the date of the Special Meeting).

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SOUTHPORT ACQUISITION CORPORATION
[•], 2024
Southport Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.
The name of the Corporation is “Southport Acquisition Corporation.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 13, 2021 (the “Original Certificate”).

2.
An Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”), which both restated and amended the provisions of the Original Certificate, was filed with the Secretary of State of the State of Delaware on December 13, 2021.

3.
A first amendment to the Amended and Restated Certificate, which amended the provisions of the Amended and Restated Certificate, was filed with the Secretary of State of the State of Delaware on June 9, 2023 (the “First Amendment”).

4.
A second amendment to the Amended and Restated Certificate, which amended the provisions of the Amended and Restated Certificate, as amended by the First Amendment, was filed with the Secretary of State of the State of Delaware on March 14, 2024 (the “Second Amendment”).

5.
This third amendment to the Amended and Restated Certificate, as amended by the First Amendment and the Second Amendment (this “Amendment”), further amends the Amended and Restated Certificate.

6.
This Amendment has been approved and declared advisable by the Board of Directors of the Corporation, and was duly adopted by the affirmative vote of the holders of 65% of the common stock of the Corporation entitled to vote at a meeting of stockholders in accordance with the provisions of the Amended and Restated Certificate and Section 242 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

7.
This Amendment shall become effective on the date of filing with the Secretary of State of Delaware.

8.
The text of Section 9.1(b) of Article IX is hereby restated and amended in its entirety to read as follows:

(b)
Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over- allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 24, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for withdrawals of interest earned on the funds held in the Trust Account to the extent necessary to pay the Corporation’s taxes (“Permitted Withdrawals”), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by September 30, 2025 (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to provide Public Stockholders with the opportunity to have their Offering Shares redeemed in connection with an initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Class A Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Southport Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
[Signature page follows]

IN WITNESS WHEREOF, Southport Acquisition Corporation has caused this Amendment to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.
SOUTHPORT ACQUISITION CORPORATION
By:

Name:
Jeb Spencer

Title:
Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet —QUICK  EASY IMMEDIATE —24 Hours a Day, 7 Days a Week or by Mail SOUTHPORT ACQUISITION CORPORATION Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 P.M., Eastern Time, on [●], 2024. INTERNET — www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting — If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/southportacquisition/2024 MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this x THE BOARD OF DIRECTORS OF SOUTHPORT ACQUISITION CORPORATION RECOMMENDS A VOTE "FOR" PROPOSALS NO. 1 AND 2. 1. A proposal to amend the Amended and Restated Certificate of Incorporation of Southport Acquisition Corporation (the “Company”) to extend the date by which the FOR AGAINST ABSTAIN Company must consummate an initial business combination (the “Extension”) from December 14, 2024 to September 30, 2025 (the “Extension Amendment Proposal”). 2. A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are FOR AGAINST ABSTAIN insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. CONTROL NUMBER Signature Signature, if held jointly Date 2024. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please title as such.

Proxy Materials for the Special Meeting of Stockholders is available at: https://www.cstproxy.com/southportacquisition/2024 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY SOUTHPORT ACQUISITION CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Jeb Spencer, as proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Southport Acquisition Corporation held of record by the undersigned at the close of business on October 2, 2024 at the Special Meeting of Stockholders of Southport Acquisition Corporation to be held virtually at: https://www.cstproxy.com/southportacquisition/2024 on [●], 2024 at [●] [a.m./p.m.], Eastern Time or at any adjournment or postponement thereof. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING PROXY STATEMENT AND REVOKES ALL PRIOR PROXIES FOR SUCH SPECIAL MEETING. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS NO. 1 and 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. (Continued and to be marked, dated and signed on reverse side)